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                                                                   Exhibit 10.11

                                 PROMISSORY NOTE

$142,800.00                       Austin, Texas                    June 30, 1999
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     FOR VALUE RECEIVED, the undersigned, Craig Cantrell (the "Maker"), hereby unconditionally promises to pay to the order of Netpliance, Inc., a Texas corporation, (the "Payee"), at its offices in Austin, Texas or such other address given to the Maker by the Payee, the principal sum of One Hundred Forty Two Thousand Eight Hundred and No One-Hundredths Dollars ($142,800.00), in lawful money of the United States of America, together with interest on the unpaid principal balance from day-to-day remaining, computed from the date hereof until payment in full of the principal sum at the rate per annum of seven percent (7%).

     1.   Payment. The principal of and interest upon this promissory note (the
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"Note") shall be due and payable on June 30, 2004.

     2.   Application of Payment. Payments made to the Payee by the Maker
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hereunder shall be applied first to accrued and unpaid interest on the principal amount of this Note and then to the outstanding principal amount of this Note.

     3.   Security Interest. This Note is secured by a security interest
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evidenced by that certain Pledge Agreement (the "Pledge Agreement"), dated June
30, 1999, by and among Maker and Payee.

     4.   Waivers. Maker waives demand for payment, presentment, protest, notice
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of protest and non-payment, or other notice of default, notice of acceleration and intention to accelerate, and agrees that its liability under this Note shall not be affected by any renewal or extension in the time of payment hereof or any other indulgences and hereby consents to any and all renewals, extensions, indulgences, releases or changes.

     No waiver by Payee of any of its rights or remedies hereunder shall be considered a waiver of any other or subsequent right or remedy of Payee; no delay or omission in the exercise or enforcement by Payee of any such rights or remedies shall be construed as a waiver thereof; and no exercise or enforcement of any such rights or remedies shall be held to exhaust any such right or remedy.

     5.   Events of Default. An "event of default" shall exist hereunder if any
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one or more of the following events shall occur and be continuing:

          (a) the Maker shall fail or refuse to pay when due any principal of, or interest upon, this Note when due and payable;

          (b) the Maker shall (i) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor or liquidator of the Maker or of all or a substantial part of its assets, (ii) file a voluntary petition in bankruptcy, admit in writing that it is unable to pay its debts as they become due or generally not pay its debts as they become due, (iii) make a general assignment for the benefit of creditors, (iv) file a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws, (v) file an answer admitting the material allegations of, or consent to, or

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     default in answering, a petition filed against it in any bankruptcy, reorganization or insolvency proceeding, or (vi) take corporate action for the purpose of effecting any of the foregoing;

          (c) an involuntary petition or complaint shall be filed against the Maker seeking bankruptcy or reorganization or the appointment of a receiver, custodian, trustee, intervenor or liquidator of the Maker, or of all or substantially all of its assets, and such petition or complaint shall not have been dismissed within thirty (30) days of the filing thereof; or an order, order for relief, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of the Maker or appointing a receiver, custodian, trustee, intervenor or liquidator of the Maker, or of all or substantially all of its assets; or

          (d) the failure to have discharged within a period of ten (10) days after the commencement thereof any attachment, sequestration or similar proceedings against any of the Maker's assets.

     6.   Remedies. Upon the occurrence of any Event of Default, the Payee may,
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at its option, declare the entire unpaid balance of principal and accrued interest on this Note to be immediately due and payable and exercise any and all remedies permitted by the Pledge Agreement or applicable law, provided, however, upon the occurrence of any of the Events of Default described in items 5.(b) or 5.(c) above, the entire unpaid balance of principal and accrued interest upon this Note shall, without any action by the Payee, immediately become due and payable without demand for payment, presentment, protest, notice of protest and non-payment, or other notice of default, notice of acceleration and intention to accelerate or any other notice, all of which are expressly waived by the Maker.

     7.   Prepayments. The Maker may prepay this Note, without penalty, in whole
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or in part, at any time, by giving the Payee written notice of the amount to be prepaid at least two days prior to the date of prepayment.

     8.   Usury Savings Clause. Any provision herein, in any other document
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securing the payment of this Note, or in any other agreement or commitment between the Maker and the Payee, whether written or oral, expressed or implied, to the contrary notwithstanding, the Payee shall never be entitled to charge, receive, or collect, nor shall amounts received hereunder be credited as interest so that the Payee shall be paid, a sum greater than interest at the maximum nonusurious interest rate, if any, that at any time may be contracted for, charged, received, or collected on the indebtedness evidenced by this Note under applicable law (the "Maximum Rate"). It is the intention of the parties that this Note, and all other instruments securing the payment of this Note or executed or delivered in connection herewith, shall comply with applicable law. If the Payee ever contracts for, charges, receives, or collects, anything of value which is deemed to be interest under applicable law, and if the occurrence of any circumstance or contingency, whether acceleration of maturity of this Note, delay in advancing proceeds of this Note, or other event, should cause such interest to exceed interest at the Maximum Rate, any such excess amount shall be applied to the reduction of the unpaid principal balance of this Note or any other indebtedness owed to the Payee by the Maker, and if this Note and such other indebtedness is paid in full, any remaining excess shall be paid to the Maker. In determining whether or not the interest hereon exceeds interest at the Maximum Rate, the total amount of interest shall be spread throughout the entire term of this Note

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until its payment in full in a manner which will cause the interest rate on this
Note not to exceed the Maximum Rate.

     9.   Notice. All notices to be given hereunder shall be in writing and
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shall be deemed given at the earlier of when actually received or three days after being deposited in the United States mails, return receipt requested, (a) to Maker at 6102 N. Dancer, Austin, TX, 78746 or (b) to Payee at Netpliance, Inc., 7600A N. Capital of Texas Highway, Austin, Texas 78731. Either party may change that party's above listed notice information by giving written notice of the changed information to the other party at least ten days prior to such change.

     10.  GOVERNING LAW. THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE
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WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE
OF TEXAS EXCLUDING (EXCEPT FOR MATTERS GOVERNED BY THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN THE STATE OF TEXAS FROM TIME TO TIME) CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

     11.  Collection. If this Note is placed in the hands of an attorney for
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collection, or if it is collected through any legal proceedings at law or in equity or in bankruptcy, receivership or other court proceedings, the Maker promises to pay all costs and expenses of collection including, but not limited to, court costs and the reasonable attorneys' fees of the holder hereof.

                                      MAKER



                                      /s/ CRAIG CANTRELL
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                                      CRAIG CANTRELL

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